AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2005
                                                     REGISTRATION NOS.: 33-54047
                                                                        811-7185

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    /X/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                       POST-EFFECTIVE AMENDMENT NO. 17                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              /X/
                               AMENDMENT NO. 18                            /X/

                                   ----------

                                 MORGAN STANLEY
                       SELECT DIMENSIONS INVESTMENT SERIES
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397
                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

       CARL FRISCHLING, ESQ.                        STUART M. STRAUSS, ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                 CLIFFORD CHANCE US LLP
         919 THIRD AVENUE                             31 WEST 52ND STREET
     NEW YORK, NEW YORK 10022                      NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


            / / Immediately upon filing pursuant to paragraph (b) / / On (date) pursuant to paragraph (b)
            /X/ 60 days after filing pursuant to paragraph (a)(1) / / On (date) pursuant to paragraph (a)(1)
            / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of Rule 485

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            If appropriate, check the following box:

            / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                                     PROSPECTUS - APRIL 29, 2005

MORGAN STANLEY

                                             SELECT DIMENSIONS INVESTMENT SERIES

                                                                         CLASS X

Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio
The Flexible Income Portfolio
The Balanced Growth Portfolio
The Utilities Portfolio
The Dividend Growth Portfolio

The Equally-Weighted S&P 500 Portfolio

The Growth Portfolio
The American Opportunities Portfolio
The Capital Opportunities Portfolio
The Global Equity Portfolio
The Developing Growth Portfolio


Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable variable life insurance or annuity contracts.

This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by your life insurance company.


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                  THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                               1

The Portfolios                   THE MONEY MARKET PORTFOLIO                      2
                                 THE FLEXIBLE INCOME PORTFOLIO                   5
                                 THE BALANCED GROWTH PORTFOLIO                  11
                                 THE UTILITIES PORTFOLIO                        16
                                 THE DIVIDEND GROWTH PORTFOLIO                  21
                                 THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO         24
                                 THE GROWTH PORTFOLIO                           27
                                 THE AMERICAN OPPORTUNITIES PORTFOLIO           30
                                 THE CAPITAL OPPORTUNITIES PORTFOLIO            34
                                 THE GLOBAL EQUITY PORTFOLIO                    37
                                 THE DEVELOPING GROWTH PORTFOLIO                40

Additional Investment
Strategy Information                                                            44

Additional Risk Information                                                     45

Portfolio Management                                                            51
Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES        54
                                 FREQUENT PURCHASES AND REDEMPTIONS             54
                                 PRICING FUND SHARES                            55
                                 DISTRIBUTIONS                                  56
                                 TAX CONSEQUENCES                               56
                                 PORTFOLIO HOLDINGS INFORMATION                 57
                                 ADDITIONALINFORMATION                          57

Financial Highlights                                                            58



                                 This PROSPECTUS contains important information about the Portfolios and Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or annuity contracts they offer.

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or annuity contracts.

Currently, Class X shares of each Portfolio are generally available to holders of particular variable life insurance and/or annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.


The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


The Portfolio's investments include the following money market instruments:

-  commercial paper and corporate
   obligations--                       rated in one of the two highest rating
                                       categories by at least two nationally
                                       recognized rating organizations or, if
                                       not rated, is of comparable quality;

-  bank obligations--                  including certificates of deposit of
                                       U.S.-regulated banks having total assets
                                       of $1 billion or more, and investments
                                       secured by these obligations;

-  savings institution obligations--   including certificates of deposit of
                                       savings banks and savings and loan
                                       institutions having assets of $1 billion
                                       or more;

-  insured certificates of deposit--   of banks and savings institutions having
                                       assets of less than $1 billion;

-  repurchase agreements--             which may be viewed as a type of secured
                                       lending by the Portfolio; and

-  U.S. government securities--        issued or guaranteed as to principal by
                                       the U.S. Government, its agencies or its
                                       instrumentalities.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Money Market Portfolio will achieve its investment objective.


Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.


[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.


An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995    6.10%
1996    5.07%
1997    5.21%
1998    5.16%
1999    4.78%
2000    5.98%
2001    3.88%
2002    1.34%
2003    0.65%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ____% (quarter ended __________).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                            PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------
The Money Market Portfolio                         ____%          ____%            ____%
---------------------------------------------------------------------------------------


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                 %
--------------------------------------------------------------
Distribution and service (12b-1) fees                     None
--------------------------------------------------------------
Other expenses*                                               %
--------------------------------------------------------------
Total annual Portfolio operating expenses                     %

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                 --------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 --------------------------------------------
                     $           $          $            $
                 --------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVES

The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Adviser has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


(1) GLOBAL SECURITIES.


- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Adviser to be of high creditworthiness; and

- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.


(2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES.


- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Adviser; the mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities and collateralized mortgage obligations ("CMOs").

- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity), without restrictions as to remaining maturity at time of purchase.


MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.


(3) HIGH YIELD SECURITIES. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The

Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.


(4) EMERGING MARKET SECURITIES. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

FUTURES AND OPTIONS. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities. The Portfolio may invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in SWAPs.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.


FUTURES AND OPTIONS. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995    6.96%
1996    9.54%
1997    8.32%
1998    4.22%
1999    -1.83%
2000    -4.74%
2001    -4.06%
2002    8.67%
2003    13.54%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ___________) and the lowest return for a calendar quarter was ____% (quarter ended__________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                            PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------
The Flexible Income Portfolio                          %              %                %
---------------------------------------------------------------------------------------
Lehman Brothers Intermediate
U.S. Government/ Credit Index(1)                       %              %                %
---------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                          %
-------------------------------------------------------
Distribution and service (12b-1) fees              None
-------------------------------------------------------
Other expenses*                                        %
-------------------------------------------------------
Total annual Portfolio operating expenses              %
-------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                             EXPENSES OVER TIME
                 --------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 --------------------------------------------
                   $           $          $            $



[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions.


The four groups of Portfolio investments in more detail include:


(1) COMMON STOCKS/CONVERTIBLE SECURITIES. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.


(2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.


MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.


YANKEE DOLLAR OBLIGATIONS AND SOVEREIGN DEBT SECURITIES. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


(4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


OTHER SECURITIES: The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in SWAPs and forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OPTIONS AND FUTURES. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     22.86%
1996     13.54%
1997     17.87%
1998     14.41%
1999      3.52%
2000      6.37%
2001      1.21%
2002    -11.49%
2003     19.84%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended __________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                            PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------
The Balanced Growth Portfolio                       %              %                %
------------------------------------------------------------------------------------
Russell 1000 Value Index(1)                         %              %                %
------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index(2)             %              %                %
------------------------------------------------------------------------------------


(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                         %
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                              None
---------------------------------------------------------------------------------------
Other expenses*                                                                       %
---------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                             %
---------------------------------------------------------------------------------------



* Expense information in the table has been restated to reflect current fees (see "Portfolio Management").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                      EXPENSES OVER TIME
                          ---------------------------------------------
                           1 YEAR      3 YEARS    5 YEARS     10 YEARS
                          ---------------------------------------------
                              $           $          $            $
                          ---------------------------------------------


[SIDENOTE]


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.


Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States. There is a risk that such agencies and instrumentalities will not have the funds to meet their payment obligations and that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        28.05%
1996         8.48%
1997        26.45%
1998        22.23%
1999        43.71%
2000        -1.91%
2001       -25.51%
2002       -20.37%
2003        20.47%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                               PAST 1 YEAR   PAST 5 YEARS      PAST 10 YEARS
----------------------------------------------------------------------------------------------
The Utilities Portfolio                              %              %               %
----------------------------------------------------------------------------------------------
S&P 500(R)Index(1)                                   %              %               %
----------------------------------------------------------------------------------------------



1 THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                              %
--------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
--------------------------------------------------------------------------------------------
Other expenses*                                                                            %
--------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %
--------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME


                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $
                   -------------------------------------------


[SIDENOTE]


ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

FOREIGN SECURITIES. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        40.13%
1996        24.49%
1997        26.12%
1998        19.73%
1999         0.53%
2000         5.36%
2001        -5.45%
2002       -17.92%
2003        27.73%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.



During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                             PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------
The Dividend Growth Portfolio                      %              %                 %
---------------------------------------------------------------------------------------------
S&P 500 Index(1)                                   %              %                 %
---------------------------------------------------------------------------------------------


(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee*                                                                         ___%
---------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
---------------------------------------------------------------------------------------------
Other expenses*                                                                            %
---------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME


                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO


[GRAPHIC]
INVESTMENT OBJECTIVE


The Equally-Weighted S&P 500 Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.


[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Equally-Weighted S&P 500 Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

                                   ----------


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500", "S&P Equal-Weight "500" Index" and "S&P EWI" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equally-Weighted S&P 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Equally-Weighted S&P 500 Portfolio will achieve its investment objective. The Equally-Weighted S&P 500 Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Unlike many mutual funds, the Portfolio is not "actively managed." The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain cirumstances, the Portfolio's Investment Advisor will not consistently maintain an exact equal weighting of each S&P stock.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

COMMON STOCK. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Equally-Weighted S&P 500 Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        27.14%
1996        17.78%
1997        26.12%
1998        12.19%
1999        12.15%
2000        11.98%
2001        -1.83%
2002       -15.97%
2003        37.14%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                             PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------
The Equally-Weighted S&P 500 Portfolio             %               %                 %
---------------------------------------------------------------------------------------------
S&P EWI(1)                                         %               %                 %
---------------------------------------------------------------------------------------------
S&P 500 Index(2)                                   %               %                 %
---------------------------------------------------------------------------------------------



(1) THE STANDARD & POOR'S 500 EQUAL WEIGHT INDEX ("S&P EWI") IS THE EQUAL-WEIGHTED VERSION OF THE WIDELY REGARDED S&P 500 INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY EXPENSES, SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 INDEX TO THE S&P EWI TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTMENT STRATEGY.

(2) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                            %
---------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
---------------------------------------------------------------------------------------------
Other expenses*                                                                          %
---------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                %
---------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME


                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

The Investment Adviser may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     13.29%
1996     23.56%
1997     23.07%
1998     13.22%
1999     39.10%
2000    -11.68%
2001    -15.23%
2002    -27.84%
2003     26.90%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                             PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------
Growth Portfolio                                   %               %                 %
---------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)                       %               %                 %
---------------------------------------------------------------------------------------------
S&P 500(R)Index(2)                                 %               %                 %
---------------------------------------------------------------------------------------------



(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                              %
--------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
--------------------------------------------------------------------------------------------
Other expenses*                                                                            %
--------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %
--------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $
                   -------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

As part of this process, the Investment Adviser may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the United States on a national securities exchange), including emerging market securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995               38.95%
1996               12.95%
1997               31.93%
1998               30.78%
1999               55.81%
2000               -4.42%
2001              -29.47%
2002              -21.56%
2003               20.57%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------
The American Opportunities Portfolio                  %               %                %
----------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)                          %               %                %
----------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                   %               %                %
----------------------------------------------------------------------------------------



(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & Poor's 500(R) Index (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                              %
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
-------------------------------------------------------------------------------------------
Other expenses*                                                                            %
-------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %
-------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                       EXPENSES OVER TIME
                          -------------------------------------------
                          1 YEAR      3 YEARS    5 YEARS     10 YEARS
                          -------------------------------------------
                             $           $          $            $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth Index, which as of December 31, 2004 was approximately $____ million to $____ billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of small- and medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investment, including the risks associated with forward foreign currency exchange contracts. For information about these risks see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998                5.67%
1999               92.10%
2000              -27.56%
2001              -36.39%
2002              -43.82%
2003               41.64%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).


ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past seven calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                                LIFE OF PORTFOLIO
                                                 PAST 1 YEAR    PAST 5 YEARS   (SINCE 01/21/97)
-------------------------------------------------------------------------------------------------
The Capital Opportunities Portfolio                        %               %                  %
-------------------------------------------------------------------------------------------------
Russell 3000 Growth Index(1)                               %               %                  %
-------------------------------------------------------------------------------------------------
S&P Mid-Cap 400 Index(2)                                   %               %                  %
-------------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Index(3)                           %               %                  %
-------------------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET CAPITALIZATION WAS APPROXIMATELY $4.6 BILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $732 MILLION. THE INDEX HAD A TOTAL MARKET CAPITALIZATION RANGE OF APPROXIMATELY $487 BILLION TO $147 MILLION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P MID-CAP 400 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P MID-CAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.


[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                              %
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
-------------------------------------------------------------------------------------------
Other expenses*                                                                            %
-------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                         EXPENSES OVER TIME
                            -------------------------------------------
                            1 YEAR      3 YEARS    5 YEARS     10 YEARS
                            -------------------------------------------
                               $           $          $            $
                            -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Adviser will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995               13.76%
1996               11.43%
1997                8.66%
1998               15.11%
1999               34.14%
2000               -5.93%
2001              -17.22%
2002              -17.37%
2003               34.71%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _______________) and the lowest return for a calendar quarter was ____% (quarter ended________________).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                             PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------
The Global Equity Portfolio                       %                %               %
---------------------------------------------------------------------------------------
MSCI World Index(1)                               %                %               %
---------------------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                              %
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                  None
-------------------------------------------------------------------------------------------
Other expenses*                                                                            %
-------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                  %
-------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                         EXPENSES OVER TIME
                            -------------------------------------------
                            1 YEAR      3 YEARS    5 YEARS     10 YEARS
                            -------------------------------------------
                               $           $          $            $


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Adviser focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.


SHARES OF IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995               51.26%
1996               12.95%
1997               13.77%
1998                9.04%
1999               92.52%
2000              -21.61%
2001              -25.49%
2002              -27.73%
2003               41.40%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _______________) and the lowest return for a calendar quarter was ____% (quarter ended____________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                               PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------
Developing Growth Portfolio                         %               %                %
---------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)                      %               %                %(2)
---------------------------------------------------------------------------------------------


(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2)  For the period November 30, 1994 through December 31, 2004.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                            0.50%
---------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                                    None
---------------------------------------------------------------------------------------------
Other expenses*                                                                          0.12
---------------------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                                0.62%
---------------------------------------------------------------------------------------------


* Expense information in the table has been restated to reflect current fees (see "Portfolio Management").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                        EXPENSES OVER TIME
                            -------------------------------------------
                            1 YEAR      3 YEARS    5 YEARS     10 YEARS
                            -------------------------------------------
                               $           $          $            $

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.


DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations and changes in a Portfolio's net and total assets generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

PORTFOLIO TURNOVER. Each Portfolio (other than the Equally-Weighted S&P 500 Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

* * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.


COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

SWAPS. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

TRAINS. Targeted Return Index Securities ("TRAINs") are investment vehicles structured as trusts. Each trust represents an undivided investment interest in a pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

CONVERTIBLE SECURITIES. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.


A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL- & MEDIUM-CAPITALIZATION COMPANIES. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

PORTFOLIO MANAGEMENT


Morgan Stanley Investment Advisors Inc. is the Investment Adviser to each Portfolio. Each Portfolio has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of each Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolios, and for Portfolio expenses assumed by the Investment Adviser at the following annual rate:



PORTFOLIO                                            MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
The Money Market Portfolio                                                  0.50%
----------------------------------------------------------------------------------------------------------------
The Flexible Income Portfolio                                               0.40%
----------------------------------------------------------------------------------------------------------------
The Balanced Growth Portfolio                                               0.60%
----------------------------------------------------------------------------------------------------------------
The Utilities Portfolio                                                     0.65%
----------------------------------------------------------------------------------------------------------------
The Dividend Growth Portfolio                            0.625% of net assets up to $500 million; 0.50% of
                                                         net assets exceeding $500 million but not exceeding $1
                                                         billion; and 0.475% of net assets exceeding $1 billion
----------------------------------------------------------------------------------------------------------------
The Equally-Weighted S&P 500 Portfolio                                      0.50%
----------------------------------------------------------------------------------------------------------------
The Growth Portfolio                                                        0.80%
----------------------------------------------------------------------------------------------------------------
The American Opportunities Portfolio                     0.625% of net assets up to $500 million; 0.60% of net
                                                         assets exceeding $500 million but not exceeding $1
                                                         billion; and 0.575% of net assets exceeding $1 billion
----------------------------------------------------------------------------------------------------------------
The Capital Opportunities Portfolio                                         0.75%
----------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio                                                 1.00%
----------------------------------------------------------------------------------------------------------------
The Developing Growth Portfolio                                             0.50%
----------------------------------------------------------------------------------------------------------------



Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the following annual rates:



   The Money Market Portfolio                     0.45% of the portion of daily net assets not exceeding $250 million;
                                                  0.375% of the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding
                                                  $1.5 billion; and 0.275% of the portion of daily net assets exceeding
                                                  $1.5 billion.

   The Flexible Income Portfolio                  0.32% of the daily net assets.

   The Balanced Growth Portfolio                  0.52% of the portion of daily net assets not exceeding $500 million;
                                                  and 0.495% of the portion of daily net assets exceeding $500 million.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

   The Utilities Portfolio                        0.57% of the portion of daily net assets not exceeding $500 million;
                                                  0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding
                                                  $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and
                                                  0.345% of the portion of daily net assets exceeding $5 billion.

   The Dividend Growth Portfolio                  0.545% of the portion of daily net assets not exceeding $250 million;
                                                  0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

   The Equally-Weighted S&P 500 Portfolio         0.12% of the daily net assets.

   The Growth Portfolio                           0.50% of the portion of daily net assets not exceeding $1 billion;
                                                  0.45% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of daily net assets exceeding $3 billion.

   The American Opportunities Portfolio           0.545% of the portion of the daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.

   The Capital Opportunities Portfolio            0.67% of the portion of daily net assets not exceeding $500 million;
                                                  0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

   The Global Equity Portfolio                    0.92% of the daily net assets.

   The Developing Growth Portfolio                0.42% of the portion of daily net assets not exceeding $500 million;
                                                  and 0.395% of the portion of daily net assets exceeding $500 million.



The administrative services previously provided to the Portfolios by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction (0.05% with respect to the Money Market Portfolio) in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the Money Market Portfolio) pursuant to the new administration agreement.

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.


THE FLEXIBLE INCOME PORTFOLIO -- The Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, Roberto Sella, Sheila A. Finnerty and Abigail L. McKenna, Managing Directors of the Investment Adviser.

THE BALANCED GROWTH PORTFOLIO -- The equity portion of the Portfolio is managed within the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Adviser, James O. Roeder, an Executive Director of the Investment Adviser, Thomas Bastian, Sergio Marchelli and Vincent E. Vizachero, Vice Presidents of the Investment Adviser. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

THE UTILITIES PORTFOLIO -- The equity portion of the Portfolio is managed within the Sector Fund's Research team. Edward F. Gaylor, an Executive Director of the Investment Adviser, is a current member of the team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of that team.

THE DIVIDEND GROWTH PORTFOLIO -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma, a Managing Director of the Investment Adviser, and John Roscoe, an Executive Director of the Investment Adviser.

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Adviser, is a current member of the team.

THE GROWTH PORTFOLIO -- The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

THE AMERICAN OPPORTUNITIES PORTFOLIO -- The Portfolio is managed within the U.S. Growth team. Current members of the team include Dennis Lynch, Michelle Kaufman and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

THE CAPITAL OPPORTUNITIES PORTFOLIO -- The Portfolio is managed within the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam Chainani, an Executive Director of the Investment Adviser.

THE GLOBAL EQUITY PORTFOLIO -- The Portfolio is managed within the Active International Allocation team. David Dineen, a Vice President of the Investment Adviser, is a current member of the team.

THE DEVELOPING GROWTH PORTFOLIO -- The Portfolio is managed within the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam Chainani, an Executive Director of the Investment Adviser.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolios offers their shares only to insurance company separate accounts that they establish to fund variable life insurance and variable annuity contracts. An insurance company purchases or redeems shares of the Portfolios based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolios currently do not foresee any disadvantages to variable product contract owners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and annuity products. Nevertheless, the Board of Trustees that oversees the Portfolios intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolios, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long term interests in a Portfolio, interference with the efficient management of a Portfolio, increased brokerage and administrative costs, and forcing a Portfolio to hold excess levels of cash.

In addition, a Portfolio that invests in foreign securities is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which a Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of a Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem a Portfolio's shares the next day when a Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in a Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by the Portfolio's shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If a Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that a Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolios.

With respect to the Money Market Portfolio, because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares.


[GRAPHIC]
PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.


The net asset value per share for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. Fair value pricing involves subjective judgments. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.


An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]
DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                                NET REALIZED
                                                                                                CAPITAL GAINS
                                                 DIVIDENDS                                      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                           Declared and paid on each day the New York     Declared and paid at least once
                                                 Stock Exchange is open to shareholders as of   per calendar year, net short-term
                                                 the close of business the preceding business   gains may be paid more frequently
                                                 day

FLEXIBLE INCOME PORTFOLIO                        Declared and paid monthly                      Declared and paid at least once
                                                                                                per year

BALANCED GROWTH, DIVIDEND GROWTH AND             Declared and paid quarterly                    Declared and paid at least once
UTILITIES PORTFOLIOS                                                                            per year

AMERICAN OPPORTUNITIES, DEVELOPING GROWTH,
GLOBAL EQUITY, GROWTH, CAPITAL OPPORTUNITIES     Declared and paid at least once per calendar   Declared and paid at least once
AND EQUALLY-WEIGHTED S&P 500 PORTFOLIOS          year                                           per year


[GRAPHIC]
TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.


ADDITIONAL INFORMATION


The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliated or unaffiliated entities with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2004 the per share amounts were computed using an average number of shares outstanding during the period.



                                    TO COME

This information has been audited by ___________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report to shareholders, which is available upon request.

Further information about the performance of the Portfolios is contained in the annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contracts issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    TO COME

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

[GRAPHIC]
ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

[GRAPHIC]
YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

[GRAPHIC]

INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS APRIL 29, 2005

MORGAN STANLEY

SELECT DIMENSIONS INVESTMENT SERIES

CLASS Y

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 11 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. THE PORTFOLIOS ARE:

THE MONEY MARKET PORTFOLIO
THE FLEXIBLE INCOME PORTFOLIO
THE BALANCED GROWTH PORTFOLIO
THE UTILITIES PORTFOLIO
THE DIVIDEND GROWTH PORTFOLIO

THE EQUALLY-WEIGHTED S&P 500 Portfolio

THE GROWTH PORTFOLIO
THE AMERICAN OPPORTUNITIES PORTFOLIO
THE CAPITAL OPPORTUNITIES PORTFOLIO
THE GLOBAL EQUITY PORTFOLIO
THE DEVELOPING GROWTH PORTFOLIO


SHARES OF EACH PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIOS IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE APPLICABLE VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACTS ISSUED BY YOUR LIFE INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS


ELIGIBLE INVESTORS                                                               1

THE PORTFOLIOS                THE MONEY MARKET PORTFOLIO                         2
                              THE FLEXIBLE INCOME PORTFOLIO                      5
                              THE BALANCED GROWTH PORTFOLIO                     11
                              THE UTILITIES PORTFOLIO                           16
                              THE DIVIDEND GROWTH PORTFOLIO                     21
                              THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO            24
                              THE GROWTH PORTFOLIO                              27
                              THE AMERICAN OPPORTUNITIES PORTFOLIO              30
                              THE CAPITAL OPPORTUNITIES PORTFOLIO               34
                              THE GLOBAL EQUITY PORTFOLIO                       37
                              THE DEVELOPING GROWTH PORTFOLIO                   40

ADDITIONAL INVESTMENT
STRATEGY INFORMATION                                                            44

ADDITIONAL RISK INFORMATION                                                     45

PORTFOLIO MANAGEMENT                                                            50
SHAREHOLDER INFORMATION       PURCHASES AND SALES OF PORTFOLIO SHARES           53
                              FREQUENT PURCHASES AND REDEMPTIONS                53
                              PRICING FUND SHARES                               54
                              PLAN OF DISTRIBUTION                              55
                              DISTRIBUTIONS                                     55
                              TAX CONSEQUENCES                                  56
                              PORTFOLIO HOLDINGS INFORMATION                    56
                              ADDITIONAL INFORMATION                            56

FINANCIAL HIGHLIGHTS                                                            58



          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE PORTFOLIOS AND SELECT DIMENSIONS INVESTMENT SERIES. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS


Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or annuity contracts they offer.

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


The Portfolio's investments include the following money market instruments:

-  commercial paper and corporate
   obligations --                      rated in one of the two highest rating categories by at least two nationally recognized rating organizations or, if not rated, is of comparable quality;

-  bank obligations --                 including certificates of deposit of U.S.-regulated banks
                                       having total assets of $1 billion or more, and investments secured by these obligations;

-  savings institution obligations --  including certificates of deposit of savings banks and savings and loan institutions having assets of $1 billion or more;

-  insured certificates of deposit --  of banks and savings institutions having assets of less than $1 billion;

-  repurchase agreements --            which may be viewed as a type of secured lending by the Portfolio; and

-  U.S. government securities --       issued or guaranteed as to principal by the U.S. Government, its agencies or its instrumentalities.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Money Market Portfolio will achieve its investment objective.


Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.


[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.


An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]
ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       3.62%
2002       1.09%
2003       0.40%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ____% (quarter ended __________).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                                        LIFE OF PORTFOLIO
                                                        PAST 1 YEAR      (SINCE 07/24/00)
-----------------------------------------------------------------------------------------
The Money Market Portfolio                                 ____%                 ____%
-----------------------------------------------------------------------------------------


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                             %
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                  ___%
--------------------------------------------------------------------------------
Other expenses*                                                           %
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                 %
--------------------------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                              EXPENSES OVER TIME
                -------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -------------------------------------------
                  $           $          $           $
                -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVES

The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Adviser has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.


(1)  GLOBAL SECURITIES.


- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Adviser to be of high creditworthiness; and


- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2)  MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES.


- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Adviser; the mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities and collateralized mortgage obligations ("CMOs").


- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity) without restrictions as to remaining maturity at time of purchase.


MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.


(3) HIGH YIELD SECURITIES. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The

Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.

(4) EMERGING MARKET SECURITIES. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

FUTURES AND OPTIONS. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities. The Portfolio may invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in SWAPs.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.


FUTURES AND OPTIONS. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS


2001      -4.41%
2002       8.59%
2003      13.15%
2004



THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ___________) and the lowest return for a calendar quarter was ____% (quarter ended__________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                LIFE OF PORTFOLIO
                                               PAST 1 YEAR       (SINCE 07/24/00)
---------------------------------------------------------------------------------
The Flexible Income Portfolio                      %                     %
---------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Government/
Credit Index(1)                                    %                     %
---------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the portfolio's class y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the portfolio's class y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                      %
-----------------------------------------------------------------------
Distribution and service (12b-1) fees                           ___%
-----------------------------------------------------------------------
Other expenses*                                                    %
-----------------------------------------------------------------------
Total annual Portfolio operating expenses                          %
-----------------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                              EXPENSES OVER TIME
                -------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -------------------------------------------
                   $           $          $            $
                -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the portfolio's assets. The securities and exchange commission requires that the fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the portfolio. In addition, annual portfolio operating expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions.


The four groups of Portfolio investments in more detail include:


(1) COMMON STOCKS/CONVERTIBLE SECURITIES. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.


(2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.


YANKEE DOLLAR OBLIGATIONS AND SOVEREIGN DEBT SECURITIES. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


OTHER SECURITIES: The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in SWAPs and forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OPTIONS AND FUTURES. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001          0.86%
2002        -11.66%
2003         19.51%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended_________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                              LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
----------------------------------------------------------------------------------
The Balanced Growth Portfolio                       %                     %
----------------------------------------------------------------------------------
Russell 1000 Value Index(1)                         %                     %
----------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index(2)             %                     %
----------------------------------------------------------------------------------


(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory Fee*                                                            %
----------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                  __%
----------------------------------------------------------------------------
Other Expenses*                                                          %
----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                %
----------------------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                             EXPENSES OVER TIME
                -------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -------------------------------------------
                  $            $          $            $
                -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.


Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.


Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States. There is a risk that such agencies and instrumentalities will not have the funds to meet their payment obligations and that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001             -25.69%
2002             -20.58%
2003              20.20%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                            LIFE OF PORTFOLIO
                                           PAST 1 YEAR       (SINCE 07/24/00)
-------------------------------------------------------------------------------
The Utilities Portfolio                          %                     %
-------------------------------------------------------------------------------
S&P 500(R) Index(1)                              %                     %
-------------------------------------------------------------------------------


(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                              %
--------------------------------------------------------------
Distribution and service (12b-1) fees                    __%
--------------------------------------------------------------
Other expenses*                                            %
--------------------------------------------------------------
Total annual Portfolio operating expenses                  %
--------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                             EXPENSES OVER TIME
                -------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -------------------------------------------
                  $           $          $            $
                -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

FOREIGN SECURITIES. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -5.71%
2002    -18.15%
2003     27.48%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                         LIFE OF PORTFOLIO
                                                       PAST 1 YEAR       (SINCE 07/24/00)
------------------------------------------------------------------------------------------
The Dividend Growth Portfolio                                  %                    %
------------------------------------------------------------------------------------------
S&P 500 Index(1)                                               %                    %
------------------------------------------------------------------------------------------


(1) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Management fee*                                                 ___%
-----------------------------------------------------------------------
Distribution and service (12b-1) fees                           ___%
-----------------------------------------------------------------------
Other expenses*                                                    %
-----------------------------------------------------------------------
Total annual Portfolio operating expenses                          %
-----------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                              EXPENSES OVER TIME
                -----------------------------------------------
                  1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -----------------------------------------------
                    $            $          $            $
                -----------------------------------------------


[SIDENOTE]


ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Scurities and Exchange Commission requires that the fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO


[GRAPHIC]
INVESTMENT OBJECTIVE


The Equally-Weighted S&P 500 Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.


[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Equally-Weighted S&P 500 Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500", "S&P Equal-Weight "500" Index" and "S&P EWI" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equally-Weighted S&P 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Equally-Weighted S&P 500 Portfolio will achieve its investment objective. The Equally-Weighted S&P 500 Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Unlike many mutual funds, the Portfolio is not "actively managed." The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

COMMON STOCK. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Equally-Weighted S&P 500 Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -2.04%
2002    -16.21%
2003     36.87%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                            LIFE OF PORTFOLIO
                                                          PAST 1 YEAR       (SINCE 07/24/00)
----------------------------------------------------------------------------------------------
The Equally-Weighted S&P 500 Portfolio                         %                     %
----------------------------------------------------------------------------------------------
S&P EWI(1)                                                     %                     %
----------------------------------------------------------------------------------------------
S&P 500 Index(2)                                               %                     %
----------------------------------------------------------------------------------------------



(1) THE STANDARD &POOR'S 500 EQUAL WEIGHT INDEX ("S&P EWI") IS THE EQUAL-WEIGHTED VERSION OF THE WIDELY REGARDED S&P 500 INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY EXPENSES, SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 INDEX TO THE S&P EWI TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTMENT STRATEGY.

(2) THE STANDARD & POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                     %
----------------------------------------------------------------------
Distribution and service (12b-1) fees                           __%
----------------------------------------------------------------------
Other expenses*                                                   %
----------------------------------------------------------------------
Total annual Portfolio operating expenses                         %
----------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                                EXPENSES OVER TIME
                  -----------------------------------------------
                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
                  -----------------------------------------------
                       $           $          $            $
                  -----------------------------------------------

[SIDENOTE]


ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual portfolio operating expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

The Investment Adviser may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -15.46%
2002    -28.02%
2003     26.58%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ________) and the lowest return for a calendar quarter was ___% (quarter ended ________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                            LIFE OF PORTFOLIO
                                                          PAST 1 YEAR       (SINCE 07/24/00)
---------------------------------------------------------------------------------------------
Growth Portfolio                                               %                     %
---------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)                                   %                     %
---------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                            %                     %
---------------------------------------------------------------------------------------------



(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                     %
----------------------------------------------------------------------
Distribution and service (12b-1) fees                           __%
----------------------------------------------------------------------
Other expenses*                                                   %
----------------------------------------------------------------------
Total annual Portfolio operating expenses                         %
----------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                 -----------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                 -----------------------------------------------
                      $           $          $            $
                 -----------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

As part of this process, the Investment Adviser may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the United States on a national securities exchange), including emerging market securities. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.


Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -29.67%
2002    -21.73%
2003     20.25%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                          LIFE OF PORTFOLIO
                                                         PAST 1 YEAR       (SINCE 07/24/00)
----------------------------------------------------------------------------------------------
The American Opportunities Portfolio                           %                     %
----------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)                                   %                     %
----------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                            %                     %
----------------------------------------------------------------------------------------------



(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory Fee*                                                               %
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                     __%
--------------------------------------------------------------------------------
Other expenses*                                                             %
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                   %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.




                            EXPENSES OVER TIME
            ----------------------------------------------
             1 YEAR      3 YEARS    5 YEARS     10 YEARS
            ----------------------------------------------
               $           $          $            $
            ----------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. if it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth Index, which as of December 31, 2004 was approximately $____ million to $____ billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of small- and medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investment, including the risks associated with forward foreign currency exchange contracts. For information about these risks see the "Additional Risk Information" section.


[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -36.56%
2002    -44.00%
2003     41.39%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                          LIFE OF PORTFOLIO
                                                         PAST 1 YEAR       (SINCE 07/24/00)
----------------------------------------------------------------------------------------------
The Capital Opportunities Portfolio                            %                     %
----------------------------------------------------------------------------------------------
Russell 3000 Growth Index(1)                                   %                     %
----------------------------------------------------------------------------------------------
S&P Mid-Cap 400 Index(2)                                       %                     %
----------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Index(3)                               %                     %
----------------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET CAPITALIZATION WAS APPROXIMATELY $4.6 BILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $732 MILLION. THE INDEX HAD A TOTAL MARKET CAPITALIZATION RANGE OF APPROXIMATELY $487 BILLION TO $147 MILLION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P MID-CAP 400 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P MID-CAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                             %
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                   __%
--------------------------------------------------------------------------------
Other expenses*                                                           %
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                 %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
            ----------------------------------------------
             1 YEAR      3 YEARS    5 YEARS     10 YEARS
            ----------------------------------------------
               $           $          $            $
            ----------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Adviser will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.


In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.


OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -17.38%
2002    -17.57%
2003     34.33%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _______________) and the lowest return for a calendar quarter was ____% (quarter ended ______________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                          LIFE OF PORTFOLIO
                                                         PAST 1 YEAR       (SINCE 07/24/00)
---------------------------------------------------------------------------------------------
The Global Equity Portfolio                                    %                     %
---------------------------------------------------------------------------------------------
MSCI World Index(1)                                            %                     %
---------------------------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Cass Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                                %
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                        %
--------------------------------------------------------------------------------
Other expenses*                                                              %
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses                                    %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                            EXPENSES OVER TIME
            ----------------------------------------------
             1 YEAR      3 YEARS    5 YEARS     10 YEARS
            ----------------------------------------------
               $           $          $            $
            ----------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO
OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]
INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES


The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Adviser focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]
SUMMARY OF PRINCIPAL RISKS


There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.


SHARES OF IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.

[GRAPHIC]
PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -25.67%
2002    -27.96%
2003     41.17%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _______________) and the lowest return for a calendar quarter was ____% (quarter ended _____________).


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                                          LIFE OF PORTFOLIO
                                                         PAST 1 YEAR       (SINCE 07/24/00)
---------------------------------------------------------------------------------------------
Developing Growth Portfolio                                    %                     %
---------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)                                 %                     %(2)
---------------------------------------------------------------------------------------------


(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(2)  FOR THE PERIOD NOVEMBER 30, 1994 THROUGH DECEMBER 31, 2004.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]
FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory fee*                                                          0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    __%
--------------------------------------------------------------------------------
Other expenses*                                                        0.12%
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses                              0.62%
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                               EXPENSES OVER TIME
                     -------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     -------------------------------------
                       $         $         $         $
                     -------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.


DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations and changes in a Portfolio's net and total assets generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

PORTFOLIO TURNOVER. Each Portfolio (other than the Equally-Weighted S&P 500 Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                      * * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.


COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).


ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

SWAPS. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

TRAINS. Targeted Return Index Securities ("TRAINs") are investment vehicles structured as trusts. Each trust represents an undivided investment interest in a pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

CONVERTIBLE SECURITIES. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.


A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL- & MEDIUM-CAPITALIZATION COMPANIES. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.


REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

PORTFOLIO MANAGEMENT


Morgan Stanley Investment Advisors Inc. is the Investment Adviser to each Portfolio. Each Portfolio has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of each Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolios, and for Portfolio expenses assumed by the Investment Adviser at the following annual rate:



PORTFOLIO                                   MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------
The Money Market Portfolio                                        0.50%

The Flexible Income Portfolio                                     0.40%

The Balanced Growth Portfolio                                     0.60%

The Utilities Portfolio                                           0.65%

The Dividend Growth Portfolio                0.625% of net assets up to $500 million; 0.50% of net
                                             assets exceeding $500 million but not exceeding $1
                                             billion; and 0.475% of net assets exceeding $1 billion

The Equally-Weighted S&P 500 Portfolio                            0.50%

The Growth Portfolio                                              0.80%

The American Opportunities Portfolio         0.625% of net assets up to $500 million; 0.60% of net
                                             assets exceeding $500 million but not exceeding $1
                                             billion; and 0.575% of net assets exceeding $1 billion

The Capital Opportunities Portfolio                               0.75%

The Global Equity Portfolio                                       1.00%

The Developing Growth Portfolio                                   0.50%



Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the following annual rates:



The Money Market Portfolio                   0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding
                                             $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5
                                             billion; and 0.275% of the portion of daily net assets
                                             exceeding $1.5 billion.

The Flexible Income Portfolio                0.32% of the daily net assets.

The Balanced Growth Portfolio                0.52% of the portion of daily net assets not exceeding $500 million; and 0.495% of the portion of daily net assets
                                             exceeding $500 million.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The investment adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of march 31, 2005.

The Utilities Portfolio                 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding
                                        $500 million but not exceeding $1 billion; 0.445% of the
                                        portion of daily net assets exceeding $1 billion but not
                                        exceeding $1.5 billion; 0.42% of the portion of daily net
                                        assets exceeding $1.5 billion but not exceeding $2.5
                                        billion; 0.395% of the portion of daily net assets exceeding
                                        $2.5 billion but not exceeding $3.5 billion; 0.37% of the
                                        portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion.

The Dividend Growth Portfolio           0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding
                                        $250 million but not exceeding $1 billion; 0.395% of the
                                        portion of daily net assets exceeding $1 billion but not
                                        exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio  0.12% of the daily net assets.

The Growth Portfolio                    0.50% of the portion of daily net assets not exceeding $1
                                        billion; 0.45% of the portion of daily net assets exceeding
                                        $1 billion but not exceeding $2 billion; 0.40% of the
                                        portion of daily net assets exceeding $2 billion but not
                                        exceeding $3 billion; and 0.35% of the portion of daily net assets exceeding $3 billion.

The American Opportunities Portfolio    0.545% of the portion of the daily net assets not exceeding
                                        $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion;
                                        0.395% of the daily net assets exceeding $2.5 billion but
                                        not exceeding $3.5 billion; 0.37% of the portion of the
                                        daily net assets exceeding $3.5 billion but not exceeding
                                        $4.5 billion; and 0.345% of the portion of the daily net
                                        assets exceeding $4.5 billion.

The Capital Opportunities Portfolio     0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding
                                        $500 million but not exceeding $2 billion; 0.62% of the
                                        portion of daily net assets exceeding $2 billion but not
                                        exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

The Global Equity Portfolio             0.92% of the daily net assets.

The Developing Growth Portfolio         0.42% of the portion of daily net assets not exceeding $500 million; and 0.395% of the portion of daily net assets
                                        exceeding $500 million.



The administrative services previously provided to the Portfolios by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction (0.05% with respect to the Money Market Portfolio) in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the Money Market Portfolio) pursuant to the new administration agreement.

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.


THE FLEXIBLE INCOME PORTFOLIO -- The Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, Roberto Sella, Sheila A. Finnerty and Abigail L. McKenna, Managing Directors of the Investment Adviser.

THE BALANCED GROWTH PORTFOLIO -- The equity portion of the Portfolio is managed within the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Adviser, James O. Roeder, an Executive Director of the Investment Adviser, Thomas Bastian, Sergio Marchelli and Vincent E. Vizachero, Vice Presidents of the Investment Adviser. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

THE UTILITIES PORTFOLIO -- The equity portion of the Portfolio is managed within the Sector Fund's Research team. Edward F. Gaylor, an Executive Director of the Investment Adviser, is a current member of the team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of that team.

THE DIVIDEND GROWTH PORTFOLIO -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma, a Managing Director of the Investment Adviser, and John Roscoe, an Executive Director of the Investment Adviser.

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Adviser, is a current member of the team.

THE GROWTH PORTFOLIO -- The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

THE AMERICAN OPPORTUNITIES PORTFOLIO -- The Portfolio is managed within the U.S. Growth team. Current members of the team include Dennis Lynch, Michelle Kaufman and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

THE CAPITAL OPPORTUNITIES PORTFOLIO -- The Portfolio is managed within the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam Chainani, an Executive Director of the Investment Adviser.

THE GLOBAL EQUITY PORTFOLIO -- The Portfolio is managed within the Active International Allocation team. David Dineen, a Vice President of the Investment Adviser, is a current member of the team.

THE DEVELOPING GROWTH PORTFOLIO -- The Portfolio is managed within the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam Chainani, an Executive Director of the Investment Adviser.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolios offers their shares only to insurance company separate accounts that they establish to fund variable life insurance and variable annuity contracts. An insurance company purchases or redeems shares of the Portfolios based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolios currently do not foresee any disadvantages to variable product contract owners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and annuity products. Nevertheless, the Board of Trustees that oversees the Portfolios intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolios, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long term interests in a Portfolio, interference with the efficient management of a Portfolio, increased brokerage and administrative costs, and forcing a Portfolio to hold excess levels of cash.

In addition, a Portfolio that invests in foreign securities is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which a Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of a Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem a Portfolio's shares the next day when a Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in a Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by the Portfolio's shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If a Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that a Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolios.

With respect to the Money Market Portfolio, because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares.


[GRAPHIC]
PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.


The net asset value per share for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. Fair value pricing involves subjective judgments. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]
PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]
DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                              NET REALIZED
                                                              CAPITAL GAINS
                               DIVIDENDS                      DISTRIBUTIONS
-------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO         Declared and paid on each day  Declared and paid at least
                               the New York Stock Exchange    once per calendar year, net
                               is open to shareholders as of  short-term gains may be paid
                               the close of business the      more frequently
                               preceding business day

FLEXIBLE INCOME PORTFOLIO      Declared and paid monthly      Declared and paid at least
                                                              once per year

BALANCED GROWTH, DIVIDEND      Declared and paid quarterly    Declared and paid at least
GROWTH AND UTILITIES                                          once per year
PORTFOLIOS

AMERICAN OPPORTUNITIES,        Declared and paid at least     Declared and paid at least
DEVELOPING GROWTH, GLOBAL      once per calendar year         once per year
EQUITY, GROWTH, CAPITAL
OPPORTUNITIES AND EQUALLY-
WEIGHTED S&P 500 PORTFOLIOS

[GRAPHIC]
TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliated, or unaffiliated entities with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2004, the per share amounts were computed using an average number of shares outstanding during the period.



                                     To Come

This information has been audited by ___________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report to shareholders, which is available upon request.

Further information about the performance of the Portfolios is contained in the annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contracts issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                     To Come

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES


[GRAPHIC]
ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

[GRAPHIC]
YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

[GRAPHIC]

INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

STATEMENT OF ADDITIONAL INFORMATION                            MORGAN STANLEY
                                                               SELECT DIMENSIONS
                                                               INVESTMENT

APRIL 29, 2005                                                 SERIES


      -  THE MONEY MARKET PORTFOLIO
      -  THE FLEXIBLE INCOME PORTFOLIO
      -  THE BALANCED GROWTH PORTFOLIO
      -  THE UTILITIES PORTFOLIO
      -  THE DIVIDEND GROWTH PORTFOLIO

      -  THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

      -  THE GROWTH PORTFOLIO
      -  THE AMERICAN OPPORTUNITIES PORTFOLIO
      -  THE CAPITAL OPPORTUNITIES PORTFOLIO
      -  THE GLOBAL EQUITY PORTFOLIO
      -  THE DEVELOPING GROWTH PORTFOLIO


      This STATEMENT OF ADDITIONAL INFORMATION for Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated April 29, 2005) for the portfolios listed above, provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below, from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Select Dimensions Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                            4
  II.  Description of the Fund and Its Investments and Risks                                                   4
       A. Classification                                                                                       4
       B. Eligible Purchasers                                                                                  4
       C. Investment Strategies and Risks                                                                      4
       D. Fund Policies/Investment Restrictions                                                               20
       E. Disclosure of Portfolio Holdings                                                                    22
 III.  Management of the Fund                                                                                 25
       A. Board of Trustees                                                                                   25
       B. Management Information                                                                              25
       C. Compensation                                                                                        33
  IV.  Control Persons and Principal Holders of Securities                                                    35
   V.  Investment Management and Other Services                                                               36
       A. Investment Adviser and Administrator                                                                36
       B. Principal Underwriter                                                                               39
       C. Services Provided by the Investment Adviser and the Administrator                                   39
       D. Rule 12b-1 Plan                                                                                     40
       E. Other Service Providers                                                                             41
       F. Codes of Ethics                                                                                     42
       G. Proxy Voting Policies and Procedures and Proxy Voting Record                                        42
       H. Revenue Sharing                                                                                     42
  VI. Brokerage Allocation and Other Practices                                                                43
       A. Brokerage Transactions                                                                              43
       B. Commissions                                                                                         43
       C. Brokerage Selection                                                                                 45
       D. Directed Brokerage                                                                                  46
       E. Regular Broker-Dealers                                                                              46
 VII.  Capital Stock and Other Securities                                                                     49
VIII.  Purchase, Redemption and Pricing of Shares                                                             50
       A. Purchase/Redemption of Shares                                                                       50
       B. Offering Price                                                                                      50
  IX.  Taxation of the Portfolios and Shareholders                                                            52
   X.  Underwriters                                                                                           53
  XI.  Performance Data                                                                                       53
 XII.  Financial Statements                                                                                   55
XIII.  Fund Counsel                                                                                           55
Appendix A -- Morgan Stanley Investment Management Proxy Voting Policy and Procedures                        A-1
Appendix B -- Ratings of Corporate Debt Instruments Investments                                              B-1

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


      "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.


      "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

      "CONTRACT OWNERS" -- Owners of a Contract.


      "CUSTODIAN" -- The Bank of New York for each Portfolio.


      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.


      "FUND" -- Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of 11 Portfolios.

      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


      "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.


      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY INVESTMENT MANAGEMENT" -- Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

      "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.


      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY


      The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994 under the name Dean Witter Select Dimensions Investment Series and is a trust of the type commonly referred to as a Massachusetts business trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the Balanced Portfolio was changed to the BALANCED GROWTH PORTFOLIO and the name of the Core Equity Portfolio was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the American Value Portfolio was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the Mid-Cap Growth Portfolio was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the Mid-Cap Equity Portfolio was changed to the CAPITAL OPPORTUNITIES PORTFOLIO. Effective May 1, 2003, the name of the Diversified Income Portfolio was changed to the FLEXIBLE INCOME PORTFOLIO. Effective November 1, 2004, the name of the Value-Added Market Portfolio was changed to the EQUALLY-WEIGHTED S&P 500 PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION


      The Fund is an open-end management investment company which currently offers shares of eleven separate portfolios (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.


B. ELIGIBLE PURCHASERS

      As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

      The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


      CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may acquire through purchase, fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.

      With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are rated below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The BALANCED GROWTH PORTFOLIO, FLEXIBLE INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the UTILITIES PORTFOLIO may each enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may each enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with U.S. banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


      A Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.


      The Investment Adviser will cause the Custodian to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.


      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

      DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

      Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

      OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and over-the-counter ("OTC") options: the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

      COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Both the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

      The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.


      The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.


      A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

      Options written by the Portfolio normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

      PURCHASING CALL AND PUT OPTIONS. THE FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the AMERICAN OPPORTUNITIES PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


      A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

      When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

      A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


      FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence. The EQUALLY-WEIGHTED S&P 500 PORTFOLIO may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

      MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund's Portfolios may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.


      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.


      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE FLEXIBLE INCOME AND THE BALANCED GROWTH PORTFOLIOS

      COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

      Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

      In addition, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


      COMMERCIAL MORTGAGED-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

      CMBS are subject to credit risk and prepayment risk. A Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by Standard & Poor's Corporation ("S&P") or Aaa by Moody's Investors Service Inc. ("Moody's"). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

      SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

      Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

      A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


      ASSET-BACKED SECURITIES. The FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, and UTILITIES PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

      Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

      ADDITIONAL INFORMATION CONCERNING THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

      DISCLAIMER. The EQUALLY-WEIGHTED S&P 500 PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the EQUALLY-WEIGHTED S&P 500 PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

      INVESTMENT STRATEGY. The Investment Adviser may eliminate one or more securities from the Portfolio (or elect not to increase the Portfolio's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Adviser, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Adviser, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Adviser will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Portfolio, or recommence purchases, when and if those conditions cease to exist.

                                      *****

      BRADY BONDS. The FLEXIBLE INCOME PORTFOLIO may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.


      Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

      Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.


      MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO (other than with respect to repurchase agreements), the BALANCED GROWTH PORTFOLIO and the FLEXIBLE INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:


      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

      REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist of money market instruments or high grade corporate bonds, entered into only on an overnight basis and only with approved broker-dealers in addition to securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company
Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

      ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolio may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).


      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.


      TARGETED RETURN INDEX SECURITIES. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Targeted Return Index Securities ("TRAINS"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINS are not registered under the Securities Act of 1933 or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in TRAINS may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

      Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

      Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

      Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to the FLEXIBLE INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.


      INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest in Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      A shareholder in the Fund, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.


      LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's net assets.

      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

      When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio, other than the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark or establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


      The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

      PRIVATE PLACEMENTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


      Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS


      The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


INVESTMENT OBJECTIVES

      The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio may not:

      1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).

      3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.

      4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

      5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

      6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

      7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

      8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

      10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities.

      11. Make short sales of securities.

      12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.


      14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).


      15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

      The MONEY MARKET PORTFOLIO may not:

      1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

      2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (e.g., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.


PORTFOLIO TURNOVER

      For the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rates of the ____________ PORTFOLIO were ___% and ___%, respectively, and the ____________ PORTFOLIO were ___% and ___%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.

E. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website the following portfolio holdings information:

      - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

      - Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (except for the MONEY MARKET PORTFOLIO).

      The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

      All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

      The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

      The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

      Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

      The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

      The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

      In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a nondisclosure agreement.

      The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

      The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties: [to come]

      All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

      In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

      The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

      (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

      (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

      (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor; or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

      (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

      (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES


      The Trustees oversee the management of the Portfolios, but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.


      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION


      TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

      The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                          POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT    SERVED*                PAST 5 YEARS**              BY TRUSTEE          BY TRUSTEE
------------------------  -----------  -----------   ------------------------------------- -----------   ------------------------
Michael Bozic (64)        Trustee      Since April   Private investor; Director or             197       None.
c/o Kramer Levin                       1994          Trustee of the Retail Funds (since
Naftalis & Frankel LLP                               April 1994) and the Institutional
Counsel to the                                       Funds (since July 2003); formerly
Independent Trustees                                 Vice Chairman of Kmart Corporation
919 Third Avenue                                     (December 1998-October 2000),
New York, NY 10022-3902                              Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November 1995-November
                                                     1998) and President and Chief
                                                     Executive Officer of Hills
                                                     Department Stores (May 1991-July
                                                     1995); formerly variously Chairman,
                                                     Chief Executive Officer, President
                                                     and Chief Operating Officer
                                                     (1987-1991) of the Sears Merchandise
                                                     Group of Sears, Roebuck & Co.

Edwin J. Garn (72)        Trustee      Since         Consultant; Director or Trustee of        197       Director of Franklin
1031 N. Chartwell Court                January 1993  the Retail Funds (since January                     Covey (time management
Salt Lake City, UT 84103                             1993) and the Institutional Funds                   systems), BMW Bank of
                                                     (since July 2003); member of the                    North America, Inc.
                                                     Utah Regional Advisory Board of                     (industrial loan
                                                     Pacific Corp.; formerly Managing                    corporation), Escrow Bank
                                                     Director of Summit Ventures LLC                     USA (industrial loan
                                                     (2000-2004); United States Senator                  corporation), United Space
                                                     (R-Utah) (1974-1992) and Chairman,                  Alliance (joint venture
                                                     Senate Banking Committee                            between Lockheed Martin
                                                     (1980-1986), Mayor of Salt Lake                     and the Boeing Company)
                                                     City, Utah (1971-1974), Astronaut,                  and Nuskin Asia Pacific
                                                     Space Shuttle Discovery (April                      (multilevel marketing);
                                                     12-19, 1985), and Vice Chairman,                    member of the board of
                                                     Huntsman Corporation (chemical                      various civic and
                                                     company).                                           charitable organizations.

Wayne E. Hedien (71)      Trustee      Since         Retired; Director or Trustee of           197       Director of The PMI
c/o Kramer Levin                       September     the Retail Funds (since September                   Group Inc. (private
Naftalis & Frankel LLP                 1997          1997) and the Institutional Funds                   mortgage insurance);
Counsel to the                                       (since July 2003); formerly                         Trustee and Vice Chairman
Independent Trustees                                 associated with the Allstate                        of The Field Museum of
919 Third Avenue                                     Companies (1966-1994), most recently                Natural History; director
New York, NY 10022-3902                              as Chairman of The Allstate                         of various other
                                                     Corporation (March 1993-December                    business and charitable
                                                     1994) and Chairman and Chief                        organizations.
                                                     Executive Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                          POSITION(S)   LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN      OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT    SERVED*             PAST 5 YEARS**             BY TRUSTEE            BY TRUSTEE
------------------------  -----------  ----------- -----------------------------------  -----------   ---------------------------
Dr. Manuel H. Johnson     Trustee      Since       Senior Partner, Johnson Smick            197       Director of NVR, Inc. (home
(56)                                   July 1991   International, Inc., a consulting                  construction); Director of
c/o Johnson Smick                                  firm; Chairman of the Audit                        KFX Energy; Director of RBS
International, Inc.                                Committee and Director or Trustee                  Greenwich Capital Holdings
2099 Pennsylvania                                  of the Retail Funds (since July                    (financial holding company).
Avenue, N.W.                                       1991) and the Institutional Funds
Suite 950                                          (since July 2003); Co-Chairman and
Washington, D.C. 20006                             a founder of the Group of Seven
                                                   Council (G7C), an international
                                                   economic commission; formerly Vice
                                                   Chairman of the Board of Governors
                                                   of the Federal Reserve System and
                                                   Assistant Secretary of the U.S.
                                                   Treasury.

Joseph J. Kearns (62)     Trustee      Since       President, Kearns & Associates LLC       198       Director of Electro Rent
c/o Kearns & Associates                July 2003   (investment consulting); Deputy                    Corporation (equipment
LLC                                                Chairman of the Audit Committee and                leasing), The Ford Family
PMB754                                             Director or Trustee of the Retail                  Foundation, and the UCLA
23852 Pacific                                      Funds (since July 2003) and the                    Foundation.
Coast Highway                                      Institutional Funds (since August
Malibu, CA 90265                                   1994); previously Chairman of the
                                                   Audit Committee of the Institutional
                                                   Funds (October 2001-July 2003);
                                                   formerly CFO of the J. Paul Getty
                                                   Trust.

Michael E. Nugent (68)    Trustee      Since       General Partner of Triumph Capital,      197       Director of various
c/o Triumph Capital, L.P.              July 1991   L.P., a private investment                         business organizations.
445 Park Avenue                                    partnership; Chairman of the
New York, NY 10022                                 Insurance Committee and Director or
                                                   Trustee of the Retail Funds (since
                                                   July 1991) and the Institutional
                                                   Funds (since July 2001); formerly
                                                   Vice President, Bankers Trust
                                                   Company and BT Capital Corporation
                                                   (1984-1988).

Fergus Reid (72)          Trustee      Since       Chairman of Lumelite Plastics            198       Trustee and Director of
c/o Lumelite Plastics                  July 2003   Corporation; Chairman of the                       certain investment
Corporation                                        Governance Committee and Director                  companies in the JPMorgan
85 Charles Colman Blvd.                            or Trustee of the Retail Funds                     Funds complex managed by
Pawling, NY 12564                                  (since July 2003) and the                          J.P. Morgan Investment
                                                   Institutional Funds (since June                    Management Inc.
                                                   1992).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                            POSITION(S)   LENGTH OF                                        OVERSEEN BY
 NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT  OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT     SERVED*               PAST 5 YEARS**              TRUSTEE          BY TRUSTEE
-------------------------  ------------  -----------  -----------------------------------  -----------  ------------------------
Charles A. Fiumefreddo     Chairman      Since        Chairman and Director or Trustee of      197      None.
(71)                       of the        July 1991    the Retail Funds (since July 1991)
c/o Morgan Stanley Trust   Board                      and the Institutional Funds (since
Harborside Financial       and                        July 2003); formerly Chief
Center,                    Trustee                    Executive Officer of the Retail
Plaza Two,                                            Funds (until September 2002).
Jersey City, NJ 07311

James F.Higgins (57)       Trustee       Since        Director or Trustee of the Retail        197      Director of AXA Financial,
c/o Morgan Stanley Trust                 June         Funds (since June 2000) and the                   Inc. and The Equitable
Harborside Financial                     2000         Institutional Funds (since July                   Life Assurance Society of
Center,                                               2003); Senior Advisor of Morgan                   the United States
Plaza Two,                                            Stanley (since August 2000);                      (financial services).
Jersey City, NJ 07311                                 Director of the Distributor and
                                                      Dean Witter Realty Inc.; previously
                                                      President and Chief Operating
                                                      Officer of the Private Client Group
                                                      of Morgan Stanley (May 1999-August
                                                      2000), and President and Chief
                                                      Operating Officer of Individual
                                                      Securities of Morgan Stanley
                                                      (February 1997-May 1999).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)           LENGTH
   NAME, AGE AND ADDRESS OF         HELD WITH             OF TIME                    PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER             REGISTRANT            SERVED*                            PAST 5 YEARS**
------------------------------  ------------------  ---------------------  --------------------------------------------------
Mitchell M. Merin (51)          President           Since May 1999         President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                                Stanley Investment Management Inc.; President,
New York, NY 10020                                                         Director and Chief Executive Officer of the
                                                                           Investment Adviser and the Administrator; Chairman
                                                                           and Director of the Distributor; Chairman and
                                                                           Director of the Transfer Agent; Director of
                                                                           various Morgan Stanley subsidiaries; President of
                                                                           the Institutional Funds (since July 2003) and
                                                                           President of the Retail Funds (since
                                                                           May 1999); Trustee (since July 2003) and President
                                                                           (since December 2002) of the Van Kampen Closed-End
                                                                           Funds; Trustee (since May 1999) and President
                                                                           (since October 2002) of the Van Kampen Open-End
                                                                           Funds.

Ronald E. Robison (66)          Executive Vice      Since April 2003       Principal Executive Officer of funds in the Fund
1221 Avenue of the Americas     President and                              Complex (since May 2003); Managing Director of
New York, NY 10020              Principal                                  Morgan Stanley & Co. Incorporated, Morgan Stanley
                                Executive                                  Investment Management Inc. and Morgan Stanley;
                                Officer                                    Managing Director, Chief Administrative Officer
                                                                           and Director of the Investment Adviser and the
                                                                           Administrator; Director of the Transfer Agent;
                                                                           Managing Director and Director of the Distributor;
                                                                           Executive Vice President and Principal Executive
                                                                           Officer of the Institutional Funds (since July
                                                                           2003) and the Retail Funds (since April 2003);
                                                                           Director of Morgan Stanley SICAV (since May 2004)
                                                                           previously President and Director of the Retail
                                                                           Funds (March 2001-July 2003) and Chief Global
                                                                           Operations Officer and Managing Director of Morgan
                                                                           Stanley Investment Management Inc.

Joseph J. McAlinden (62)        Vice President      Since July 1995        Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                                the Investment Adviser and Morgan Stanley
New York, NY 10020                                                         Investment Management Inc.; Director of the
                                                                           Transfer Agent; Chief Investment Officer of the
                                                                           Van Kampen Funds; Vice President of the
                                                                           Institutional Funds (since July 2003) and the
                                                                           Retail Funds (since July 1995).

Barry Fink (50)                 Vice President      Since February 1997    General Counsel (since May 2000) and Managing
1221 Avenue of the Americas     and General                                Director (since December 2000) of Morgan Stanley
New York, NY                    Counsel                                    Investment Management; Managing Director (since
                                                                           December 2000), Secretary (since February 1997)
                                                                           and Director of the Investment Adviser and the
                                                                           Administrator (since July 1998); Vice President of
                                                                           the Retail Funds; Assistant Secretary of Morgan
                                                                           Stanley DW; Vice President of the Institutional
                                                                           Funds (since July 2003); Managing Director,
                                                                           Secretary and Director of the Distributor;
                                                                           previously Secretary of the Retail Funds (February
                                                                           1997-July 2003) and General Counsel (February
                                                                           1997-April 2004) and Vice President and Assistant
                                                                           General Counsel of the Investment Adviser and the
                                                                           Administrator (February 1997-December 2001).

Amy R. Doberman (43)            Vice President      Since July 2004        Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                Investment Management; Managing Director of Morgan
New York, NY 10020                                                         Stanley Investment Management Inc. and the
                                                                           Investment Adviser; Vice President of the
                                                                           Institutional and Retail Funds (since July 2004);
                                                                           Vice President of the Van Kampen Funds (since
                                                                           August 2004); previously, Managing Director and
                                                                           General Counsel - Americas, UBS Global Asset
                                                                           Management (July 2000-July 2004) and General
                                                                           Counsel, Aeltus Investment Management, Inc.
                                                                           (January 1997-July 2000).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                    POSITION(S)           LENGTH
   NAME, AGE AND ADDRESS OF         HELD WITH             OF TIME                    PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER             REGISTRANT            SERVED*                           PAST 5 YEARS**
------------------------------  ------------------  ---------------------  --------------------------------------------------
Carsten Otto (41)               Chief               Since October 2004     Executive Director and U.S. Director of Compliance
1221 Avenue  of the Americas    Compliance                                 for Morgan Stanley Investment Management (since
New York, NY 10020              Officer                                    October 2004); Executive Director of the
                                                                           Investment Adviser and Morgan Stanley Investment
                                                                           Management Inc.; formerly Assistant Secretary and
                                                                           Assistant General Counsel of the Morgan Stanley
                                                                           Retail Funds.

Stefanie V. Chang (38)           Vice President      Since July 2003       Executive Director of Morgan Stanley & Co.,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                         Investment Adviser. Vice-President of the
                                                                           Institutional Funds (since December 1997) and the
                                                                           Retail Funds (since July 2003); formerly practiced
                                                                           law with the New York law firm of Rogers & Wells
                                                                           (now Clifford Chance US LLP).

Francis J. Smith (39)           Treasurer and       Treasurer since        Executive Director of the Investment Adviser and
c/o Morgan Stanley Trust        Chief Financial     July 2003 and Chief    the Administrator (since December 2001);
Harborside Financial Center,    Officer             Financial Officer      previously Vice President of the Retail Funds
Plaza Two,                                          since                  (September 2002-July 2003); previously Vice
Jersey City, NJ 07311                               September 2002         President of the Investment Adviser and the
                                                                           Administrator (August 2000-November 2001) and
                                                                           Senior Manager at PricewaterhouseCoopers LLP
                                                                           (January 1998-August 2000).

Thomas F. Caloia (59)           Vice President      Since July 2003        Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                   Assistant Treasurer of the Investment Adviser, the
Harborside Financial Center,                                               Distributor and the Administrator; previously
Plaza Two,                                                                 Treasurer of the Retail Funds (April 1989-July
Jersey City, NJ 07311                                                      2003); formerly First Vice President of the
                                                                           Investment Adviser, the Distributor and the
                                                                           Administrator.

Mary E. Mullin (38)             Secretary           Since July 2003        Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                         Inc. and the Investment Adviser; Secretary of the
                                                                           Institutional Funds (since June 1999) and the
                                                                           Retail Funds (since July 2003); formerly practiced
                                                                           law with the New York law firms of McDermott,
                                                                           Will & Emery and Skadden, Arps, Slate, Meagher &
                                                                           Flom LLP.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: LouAnne D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Sheldon Winicour.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
-------------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                                  None                                      over $100,000
Edwin J. Garn                                  None                                      over $100,000
Wayne E. Hedien                                None                                      over $100,000
Dr.Manuel H. Johnson                           None                                      over $100,000
Joseph J. Kearns(1)                            None                                      over $100,000
Michael E. Nugent                              None                                      over $100,000
Fergus Reid(1)                                 None                                      over $100,000

INTERESTED:
Charles A. Fiumefreddo                         None                                      over $100,000
James F. Higgins                               None                                      over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,865 and $667,002, respectively, pursuant to the deferred compensation plan.

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.


      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


      The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2004, the Audit Committee held ___ meetings.

      The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

      The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2004, the Governance Committee held _____ _____ meetings.

      The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

      There were _____ meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2004. The Independent Trustees of the Fund also met _____ during that time, in addition to the _____ meetings of the full Boards.

      Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2004, the Insurance Committee held ___ meetings.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


C. COMPENSATION


      Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC
Plan).

      The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2004.


                                FUND COMPENSATION


                                                                                                    AGGREGATE
                                                                                                  COMPENSATION
NAME OF TRUSTEE                                                                                   FROM FUND(4)
---------------                                                                                   ------------
Michael Bozic(1) (3)                                                                                  $
Charles A. Fiumefreddo*(2)
Edwin J. Garn(1) (3)
Wayne E. Hedien(1) (2)
James F. Higgins*
Dr. Manuel H. Johnson(1)
Joseph J. Kearns(1) (4)
Michael E. Nugent(1) (2)
Fergus Reid(1) (3)


----------

* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4) The total amount of deferred compensation under the DC Plan and the Prior DC Plan (including interest) payable or accrued by Mr. Kearns is $_____.

      The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.


                       CASH COMPENSATION FROM FUND COMPLEX


                                                                   NUMBER OF PORTFOLIOS       TOTAL COMPENSATION
                                                                    IN THE FUND COMPLEX          FROM THE FUND
                                                                  FROM WHICH THE TRUSTEE       COMPLEX PAYABLE
NAME OF TRUSTEE                                                    RECEIVED COMPENSATION          TO TRUSTEES
---------------                                                   ----------------------      ------------------
Michael Bozic                                                               197                  $  178,000
Charles A. Fiumefreddo*                                                     197                     360,000
Edwin J. Garn                                                               197                     178,000
Wayne E. Hedien                                                             197                     178,000
James F. Higgins*                                                           197                           0
Dr. Manuel H. Johnson                                                       197                     238,000
Joseph J. Kearns(1)                                                         198                     219,903
Michael E. Nugent                                                           197                     208,000
Fergus Reid(1)                                                              198                     221,376


----------

* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) The total amount of deferred compensation under the DC Plan and Prior DC Plan (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                        RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                 FUND EXPENSES                       RETIREMENT(1)
                                        ------------------------------      ------------------------------
NAME OF                                        BY ALL ADOPTING                    FROM ALL ADOPTING
INDEPENDENT TRUSTEE                                 FUNDS                               FUNDS
-------------------                            ---------------                    -----------------
Michael Bozic                                      $  19,437                          $  46,871
Edwin J. Garn                                         28,779                             46,917
Wayne E. Hedien                                       37,860                             40,020
Dr. Manuel H. Johnson                                 19,701                             68,630
Michael E. Nugent                                     35,471                             61,377


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

      In addition, as a result of the liquidation of one of the Adopting Funds in 2004, the Fund's Independent Trustees received a lump sum benefit payment as follows:



NAME OF                                                                                            LUMP SUM
INDEPENDENT TRUSTEE                                                                             BENEFIT PAYMENT
-------------------                                                                             ---------------
Michael Bozic                                                                                      $  3,639
Edwin J. Garn                                                                                      $  6,935
Wayne E. Hedien                                                                                    $  5,361
Dr. Manuel H. Johnson                                                                              $  2,915
Michael E. Nugent                                                                                  $  6,951


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

      The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.


      Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 1, 2005:



                                                                                        HARTFORD LIFE
CLASS/PORTFOLIO                                                          HARTFORD LIFE   AND ANNUITY    TOTAL
---------------                                                          -------------  -------------   -----
Class X: The Money Market Portfolio                                          %              %          100.00%
Class Y: The Money Market Portfolio                                                                    100.00
Class X: The Flexible Income Portfolio                                                                 100.00
Class Y: The Flexible Income Portfolio                                                                 100.00
Class X: The Balanced Growth Portfolio                                                                 100.00
Class Y: The Balanced Growth Portfolio                                                                 100.00
Class X: The Utilities Portfolio                                                                       100.00
Class Y: The Utilities Portfolio                                                                       100.00
Class X: The Dividend Growth Portfolio                                                                 100.00
Class Y: The Dividend Growth Portfolio                                                                 100.00
Class X: The Equally-Weighted S&P Portfolio                                                            100.00
Class Y: The Equally-Weighted S&P Portfolio                                                            100.00
Class X: The Growth Portfolio                                                                          100.00
Class Y: The Growth Portfolio                                                                          100.00
Class X: The American Opportunities Portfolio                                                          100.00
Class Y: The American Opportunities Portfolio                                                          100.00

                                                                                        HARTFORD LIFE
CLASS/PORTFOLIO                                                          HARTFORD LIFE   AND ANNUITY    TOTAL
---------------                                                          -------------  -------------   -----
Class X: The Capital Opportunities Portfolio                                 %              %          100.00%
Class Y: The Capital Opportunities Portfolio                                                           100.00
Class X: The Global Equity Portfolio                                                                   100.00
Class Y: The Global Equity Portfolio                                                                   100.00
Class X: The Developing Growth Portfolio                                                               100.00
Class Y: The Developing Growth Portfolio                                                               100.00


V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT ADVISER AND ADMINISTRATOR

      The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

      On October 23, 2003, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Adviser and Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, in respect of the GROWTH PORTFOLIO. Effective May 1, 2004, Morgan Stanley Investment Management Inc. ceased serving as sub-adviser of the GROWTH PORTFOLIO.

      On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Adviser and TCW Investment Management Company ("TCW") in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective October 1, 2002, TCW ceased serving as sub-adviser of the CAPITAL OPPORTUNITIES PORTFOLIO.

      Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of each Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate:



NAME OF PORTFOLIO                                  MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
-----------------                              --------------------------------------------------------------------
The Money Market Portfolio                     0.50%
The Flexible Income Portfolio                  0.40%
The Balanced Growth Portfolio                  0.60%
The Utilities Portfolio                        0.65%
The Dividend Growth Portfolio                  0.625% of net assets up to $500 million;
                                               0.50% of net assets exceeding $500 million
                                               but not exceeding $1 billion; and
                                               0.475% of net assets exceeding $1 billion
The Equally-Weighted S&P 500 Portfolio         0.50%
The Growth Portfolio                           0.80%
The American Opportunities Portfolio           0.625% of net assets up to $500 million;
                                               0.60% of net assets exceeding $500 million
                                               but not exceeding $1 billion; and
                                               0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio            0.75%
The Global Equity Portfolio                    1.00%
The Developing Growth Portfolio                0.50%



      The management fee was allocated among the classes of each Portfolio pro rata based on the net assets of the classes of each Portfolio.

      Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the following annual rates:



The Money Market Portfolio              0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of daily net assets exceeding $1.5 billion.

The Flexible Income Portfolio           0.32% of the daily net assets

The Balanced Growth Portfolio           0.52% of the portion of daily net assets not exceeding $500 million.

The Utilities Portfolio                 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion;
                                        and 0.345% of the portion of daily net assets exceeding $5 billion.

The Dividend Growth Portfolio           0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.37% of the portion of daily net assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio  0.12% of the daily net assets 0.50% of the portion of daily net assets not exceeding $1 billion; 0.45% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of daily net assets exceeding $3 billion.

The American Opportunities Portfolio    0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding
                                        $2.5 billion; 0.395% of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the daily net assets exceeding $4.5 billion.

The Capital Opportunities Portfolio     0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding
                                        $3 billion.

The Global Equity Portfolio             0.92% of the daily net assets

The Developing Growth Portfolio         0.42% of the portion of daily net assets not exceeding $500 million; and 0.395%
                                        of the portion of daily net assets exceeding $500 million.



The advisory fee is allocated among the classes of each Portfolio pro rata based on the net assets of the classes of each Portfolio. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement").

The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement entered into by the Fund with the Administrator (the "Administration Agreement"). Such change resulted in a 0.08% reduction (0.05% with respect to the Money Market Portfolio) in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the Money Market Portfolio) pursuant to the new administration agreement.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Investment Adviser accrued compensation under the Investment Advisory Agreement and Prior Management Agreement as follows:

      Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.



                                                                    COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                               ENDED DECEMBER 31,
                                                                 ----------------------------------------------
NAME OF PORTFOLIO                                                   2002              2003             2004
-----------------                                                ------------     ------------     ------------
The Money Market Portfolio                                       $    978,101     $    838,468     $
The Flexible Income Portfolio                                         252,899          292,379
The Balanced Growth Portfolio                                         676,299          585,115
The Utilities Portfolio                                               650,618          490,090
The Dividend Growth Portfolio                                       2,920,003        2,331,330
The Equally-Weighted S&P 500 Portfolio                                849,731          774,172
The Growth Portfolio                                                  494,255          350,054
The American Opportunities Portfolio                                2,502,395        1,840,527
The Capital Opportunities Portfolio                                   335,673          235,261
The Global Equity Portfolio                                         1,011,555          808,249
The Developing Growth Portfolio                                       331,484          264,728
                                                                 ------------     ------------     ------------
      Total                                                      $ 11,003,013     $  8,810,373     $
                                                                 ============     ============     ============



      Under the former sub-advisory agreement between TCW and the Investment Adviser (the "TCW Sub-Advisory Agreement") respecting the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provided this Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. The Investment Adviser paid TCW monthly compensation equal to 40% of the Investment Adviser's fee. During the period January 1, 2002 through September 30, 2002, the Investment Adviser paid TCW $111,935.

      Under the former Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Adviser (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provided that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. During the fiscal years ended December 31, 2002 and 2003, the Investment Adviser paid Morgan Stanley Investment Management Inc. monthly compensation equal to 40% of the Investment Adviser's fee.

      In approving the advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. [TO BE UPDATED] The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

      Each Portfolio has retained the Investment Adviser to invest its assets, including the placing of orders for the purchase and sale of portfolio securities.

      Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment Adviser, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; state franchise taxes; Securities and Exchange Commission ("SEC") fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

      The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

      The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.


D. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

      The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (e.g. lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs relating to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents, and servicing contract owners.

      For the fiscal year ended December 31, 2004, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:



                                                  COMPENSATION ACCRUED
                                                FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                   DECEMBER 31, 2004
-----------------                               -------------------------
The Money Market Portfolio                              $
The Flexible Income Portfolio
The Balanced Growth Portfolio
The Utilities Portfolio
The Dividend Growth Portfolio
The Equally-Weighted S&P 500 Portfolio
The Growth Portfolio
The American Opportunities Portfolio
The Capital Opportunities Portfolio
The Global Equity Portfolio
The Developing Growth Portfolio


      Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.


      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all of the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its respective Contract Owners.


      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.


E. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

      Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

   (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

      _____________, _____________, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.


   (3) AFFILIATED PERSONS


      The Transfer Agent is an affiliate of the Investment Adviser, of Morgan Stanley Investment Management and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.


F. CODES OF ETHICS


      The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

G. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

      A copy of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is attached as Exhibit A. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the SEC web site at http://www.sec.gov.

H. REVENUE SHARING

      The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Adviser or Distributor (E.G. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

      These payments may include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio.

      The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Adviser's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


      Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid brokerage commissions as follows:



                                              BROKERAGE          BROKERAGE          BROKERAGE
                                           COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                           FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                           ENDED 12/31/02     ENDED 12/31/03     ENDED 12/31/04
-----------------                          ----------------   ----------------   ----------------
The Money Market Portfolio                 $              0   $              0   $
The Flexible Income Portfolio                         3,749              5,063
The Balanced Growth Portfolio                       212,373            104,430
The Utilities Portfolio                             374,778            424,867
The Dividend Growth Portfolio                       455,227            541,396
The Equally-Weighted S&P 500 Portfolio               50,911            111,355
The Growth Portfolio                                264,548            168,352
The American Opportunities Portfolio              3,160,841          2,234,514
The Capital Opportunities Portfolio                 218,828            194,104
The Global Equity Portfolio                         249,764            257,262
The Developing Growth Portfolio                     627,955            371,308
                                           ----------------   ----------------   ----------------
    Total                                  $      5,618,974   $      4,412,651   $
                                           ================   ================   ================


B. COMMISSIONS

      Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


      During the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios did not effect any principal transactions with Morgan Stanley DW.


      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

      During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                         BROKERAGE COMMISSIONS PAID
                                            TO MORGAN STANLEY DW
                                            FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                               12/31/02
-----------------                        --------------------------
The Money Market Portfolio                 $                      0
The Flexible Income Portfolio                                     0
The Balanced Growth Portfolio                                 2,295
The Utilities Portfolio                                       1,350
The Dividend Growth Portfolio                                10,170
The Equally-Weighted S&P 500 Portfolio                            0
The Growth Portfolio                                              0
The American Opportunities Portfolio                          3,227
The Capital Opportunities Portfolio                               0
The Global Equity Portfolio                                       0
The Developing Growth Portfolio                                   0
                                           ------------------------
    Total                                  $                 17,042
                                           ========================



      For the fiscal years ended December 31, 2003 and 2004, the Portfolios did not pay any brokerage commissions to Morgan Stanley DW.

      During the fiscal years ended December 31, 2002 and 2003, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                           BROKERAGE COMMISSIONS
                                              PAID TO MORGAN
                                         STANLEY & CO. FOR FISCAL
                                                YEAR ENDED
                                         -------------------------
NAME OF PORTFOLIO                         12/31/03      12/31/02
-----------------                        -----------   -----------
The Money Market Portfolio               $         0   $         0
The Flexible Income Portfolio                      0             0
The Balanced Growth Portfolio                  3,282        33,374
The Utilities Portfolio                       84,455       107,130
The Dividend Growth Portfolio                 50,637        46,733
The Equally-Weighted S&P 500 Portfolio           447             0
The Growth Portfolio                             699         9,011
The American Opportunities Portfolio         228,690       308,334
The Capital Opportunities Portfolio            2,999         7,672
The Global Equity Portfolio                   20,007        34,105
The Developing Growth Portfolio                8,012         5,398
                                         -----------   -----------
    Total                                $   399,228   $   551,757
                                         ===========   ===========

      For the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                                              PERCENTAGE OF
                                                                                             AGGREGATE DOLLAR
                                                                                            AMOUNT OF EXECUTED
                                                                        PERCENTAGE OF        TRADES ON WHICH
                                          BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE         BROKERAGE
                                              PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                         STANLEY & CO. FOR FISCAL    FISCAL YEAR ENDED     PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                          YEAR ENDED 12/30/04           12/31/04              ENDED 12/31/04
-----------------                        ------------------------   --------------------   --------------------
The Money Market Portfolio                   $                                      %                        %
The Flexible Income Portfolio                                                       %                        %
The Balanced Growth Portfolio                                                       %                        %
The Utilities Portfolio                                                             %                        %
The Dividend Growth Portfolio                                                       %                        %
The Equally-Weighted S&P 500 Portfolio                                              %                        %
The Growth Portfolio                                                                %                        %
The American Opportunities Portfolio                                                %                        %
The Capital Opportunities Portfolio                                                 %                        %
The Global Equity Portfolio                                                         %                        %
The Developing Growth Portfolio                                                     %                        %
                                             ------------
    Total                                    $
                                             ============


C. BROKERAGE SELECTION


      The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


      The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


      In seeking to implement each Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

      The Investment Adviser and certain of its affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


      During the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                               AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS         OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH        SUCH COMMISSIONS WERE
                                           RESEARCH SERVICES PROVIDED FOR    PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                            FISCAL YEAR ENDED 12/31/04               12/31/04
-----------------                          -------------------------------   ---------------------------
The Money Market Portfolio                        $                             $
The Flexible Income Portfolio
The Balanced Growth Portfolio
The Utilities Portfolio
The Dividend Growth Portfolio
The Equally-Weighted S&P 500 Portfolio
The Growth Portfolio
The American Opportunities Portfolio
The Capital Opportunities Portfolio
The Global Equity Portfolio
The Developing Growth Portfolio
                                                  -----------                   -----------
    Total                                         $                             $
                                                  ===========                   ============


E. REGULAR BROKER-DEALERS


      During the fiscal year ended December 31, 2004, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                               ISSUER
-----------------                        --------------------
The Money Market Portfolio


The Flexible Income Portfolio


The Balanced Growth Portfolio



NAME OF PORTFOLIO                               ISSUER
-----------------                        ---------------------
The Utilities Portfolio
The Dividend Growth Portfolio



The Equally-Weighted S&P 500 Portfolio



The Growth Portfolio


The American Opportunities Portfolio



The Capital Opportunities Portfolio

The Global Equity Portfolio


The Developing Growth Portfolio



      At December 31, 2004, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                  MARKET VALUE
NAME OF PORTFOLIO                               ISSUER             AT 12/31/04
-----------------                        ---------------------   ---------------
The Money Market Portfolio                                       $




                                                                  MARKET VALUE
NAME OF PORTFOLIO                               ISSUER             AT 12/31/04
-----------------                        ---------------------   ---------------
The Flexible Income Portfolio                                    $



The Balanced Growth Portfolio                                    $




The Dividend Growth Portfolio                                    $



The Equally-Weighted S&P 500 Portfolio                           $




The Growth Portfolio                                             $



The American Opportunities Portfolio                             $



The Global Equity Portfolio                                      $




VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into eleven Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.


      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


      On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.


      With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

      The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

      The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

      The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

      Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

      A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

      An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.


      As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


      Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

      The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

      The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

      If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


      In the calculation of the Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.


      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

      Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


      Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

      Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

      Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

      Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS

      The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of shares, has certain obligations under the Distribution Agreement concerning the distribution of the Shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


      The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2004 was ___% and ___%, respectively, and the effective annualized yield for the seven days ending December 31, 2004 was ___% and ___%, respectively, assuming daily compounding.

      For the 30-day period ended December 31, 2004, the Class X yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was ___% and ___%, respectively. For the 30-day period ended December 31, 2004, the Class Y yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was ___% and ___%, respectively.

      The average annual total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2004 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2004, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                             AVERAGE ANNUAL
                                                                                            TOTAL RETURN FOR
                                                                                               PERIOD FROM
                                                     AVERAGE ANNUAL      AVERAGE ANNUAL      COMMENCEMENT OF
                                TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR       OPERATIONS
CLASS X SHARES                  FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO               DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------               -----------------   ------------------  -----------------   -----------------
The Money Market Portfolio                    %                  %                 ___%                   %
The Flexible Income Portfolio                 %                  %                 ___%                   %
The Balanced Growth
   Portfolio                                  %                  %                 ___%                   %
The Utilities Portfolio                       %                  %                 ___%                   %
The Dividend Growth Portfolio                 %                  %                 ___%                   %
The Equally-Weighted S&P 500
   Portfolio                                  %                  %                 ___%                   %
The Growth Portfolio                          %                  %                 ___%                   %
The American Opportunities
   Portfolio                                  %                  %                 ___%                   %
The Capital Opportunities
   Portfolio                                  %                  %                  --%                   %
The Global Equity Portfolio                   %                  %                 ___%                   %
The Developing Growth
   Portfolio                                  %                  %                 ___%                   %

                                                                         AVERAGE ANNUAL TOTAL
                                                                     RETURN FOR PERIOD FROM FIRST
                                           TOTAL RETURN FOR FISCAL     OFFERING OF CLASS Y SHARES
CLASS Y SHARES                                   YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                             DECEMBER 31, 2004            DECEMBER 31, 2004
-----------------                           ----------------------   -----------------------------
The Money Market Portfolio                                   %                               %
The Flexible Income Portfolio                                %                               %
The Balanced Growth Portfolio                                %                               %
The Utilities Portfolio                                      %                               %
The Dividend Growth Portfolio                                %                               %
The Equally-Weighted S&P 500 Portfolio                       %                               %
The Growth Portfolio                                         %                               %
The American Opportunities Portfolio                         %                               %
The Capital Opportunities Portfolio                          %                               %
The Global Equity Portfolio                                  %                               %
The Developing Growth Portfolio                              %                               %




      The total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2004 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2004, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                            TOTAL RETURN FOR
                                                                                              PERIOD FROM
                                                                                            COMMENCEMENT OF
                                TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR       OPERATIONS
CLASS X SHARES                  FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO               DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------               -----------------   -----------------   -----------------   ------------------
The Money Market Portfolio                    %                  %                 ___%                   %
The Flexible Income Portfolio                 %                  %                 ___%                   %
The Balanced Growth Portfolio                 %                  %                 ___%                   %
The Utilities Portfolio                       %                  %                 ___%                   %
The Dividend Growth Portfolio                 %                  %                 ___%                   %
The Equally-Weighted S&P 500
   Portfolio                                  %                  %                 ___%                   %
The Growth Portfolio                          %                  %                 ___%                   %
The American Opportunities
   Portfolio                                  %                  %                 ___%                   %
The Capital Opportunities
   Portfolio                                  %                  %                  --                    %
The Global Equity Portfolio                   %                  %                 ___%                   %
The Developing Growth
   Portfolio                                  %                  %                 ___%                   %

                                                               TOTAL RETURN FOR
                                                                  PERIOD FROM
                                                               FIRST OFFERING OF
                                           TOTAL RETURN FOR     CLASS Y SHARES
CLASS Y SHARES                             FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                          DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------                          -----------------   -----------------
The Money Market Portfolio                              %                    %
The Flexible Income Portfolio                           %                    %
The Balanced Growth Portfolio                           %                    %
The Utilities Portfolio                                 %                    %
The Dividend Growth Portfolio                           %                    %
The Equally-Weighted S&P 500 Portfolio                  %                    %
The Growth Portfolio                                    %                    %
The American Opportunities Portfolio                    %                    %
The Capital Opportunities Portfolio                     %                    %
The Global Equity Portfolio                             %                    %
The Developing Growth Portfolio                         %                    %


XII. FINANCIAL STATEMENTS


      The Fund's audited financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of _____________, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

      Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.


                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A  MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

       -  Selection or ratification of auditors.

       -  Approval of financial statements, director and auditor reports.

       -  General updating/corrective amendments to the charter.

       - Proposals to limit Directors' liability and/or broaden indemnification of Directors.

       - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

       - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

       -  Proposals to eliminate cumulative voting.

       -  Proposals to eliminate preemptive rights.

       - Proposals for confidential voting and independent tabulation of voting results.

       - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

          Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

          (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

          (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

          (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       CAPITALIZATION CHANGES

       - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

       - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       -  Proposals for share repurchase plans.

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       - Proposals to effect stock splits.

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       COMPENSATION

       - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       - Proposals for the establishment of employee stock option Plans and other employee ownership plans.

       - Proposals for the establishment of employee retirement and severance plans

       ANTI-TAKEOVER MATTERS

       - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted AGAINST (notwithstanding management support).

       - Proposals to establish cumulative voting rights in the election of directors.

       - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       -  Proposals to create "blank check" preferred stock.

       -  Proposals relating to changes in capitalization by 100% or more.

       - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

       -  Proposals to indemnify auditors.

   5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

       - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

       - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)   The stock option plan should be incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       ANTI-TAKEOVER PROVISIONS

       -  Proposals requiring shareholder ratification of poison pills.

       - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

       - Proposals requiring auditors to attend the annual meeting of shareholders.

       - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

       - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

       - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

       -  Proposals requiring confidential voting.

       -  Proposals to reduce or eliminate supermajority voting requirements.

       - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

       -  Proposals to require the company to expense stock options.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       -  Proposals that limit tenure of directors.

       -  Proposals to limit golden parachutes.

       - Proposals requiring directors to own large amounts of stock to be eligible for election.

       - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       -  Proposals that limit retirement benefits or executive compensation.

       - Proposals requiring shareholder approval for bylaw or charter amendments.

       -  Proposals requiring shareholder approval of executive compensation.

       -  Proposals requiring shareholder approval of golden parachutes.

       -  Proposals to eliminate certain anti-takeover related provisions.

       -  Proposals to prohibit payment of greenmail.

   3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

       - Proposals to declassify the Board of Directors (if management supports a classified board).

       - Proposals requiring a U.S. company to have a separate Chairman and CEO.

       - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       - Proposals that require inappropriate endorsements or corporate actions.

       - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV. ADMINISTRATION OF PROXY POLICY AND PROCEDURES
A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

       (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters):
           (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

   1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

   2. A material conflict of interest could exist in the following situations, among others:

       (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

       (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

       (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C. PROXY VOTING REPORTS

       (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

       (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                                                      APPENDIX B


                            COMMERCIAL PAPER RATINGS

      Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

      Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW HILL COMPANIES, INC ("STANDARD & POOR'S")


                          FIXED-INCOME SECURITY RATINGS

      A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

        Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

      Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

      Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH RATINGS ("FITCH")


                                  BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons. AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+) or      Plus and minus signs are used with a rating symbol to indicate
Minus (-)       the relative position of a credit within the rating category.
                Plus and minus signs, however, are not used in the "AAA" category.

NR              Indicates that Fitch does not rate the specific issue.

Conditional     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended       A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn       A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

      SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD             Bonds are in default on interest and/or principal payments. Such
DD and D        bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) or      Plus and minus signs are used with a rating symbol to
Minus(-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                                LONG-TERM RATINGS

      These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

      Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

      The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE    DEFINITION
------    ----------
AAA       Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+       High credit quality. Protection factors are strong. Risk is modest,
AA        but may vary slightly from time to time because of economic
AA-       conditions.

A+        Protection factors are average but adequate. However, risk factors are
A         more variable and greater in periods of economic stress.
A-

BBB+      Below average protection factors but still considered sufficient for
BBB       prudent investment. Considerable variability in risk during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present or prospective financial protection factors fluctuate
BB-       according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+        Below investment grade and possessing risk that obligations will not
B         be met when due. Financial protection factors will fluctuate widely
B-        according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

      Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

      Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:      High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:      Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:      Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:      Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5:      Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated herein by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on June 9, 1994.

   (2) Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on October 17, 1996.

   (3) Amendment, dated February 26, 1998 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 27, 1998.

   (4) Amendment, dated June 22, 1998 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

   (5) Amendment dated May 1, 1999 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on April 29, 1999.

   (6) Amendment dated August 9, 1999 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on June 9, 1999.

   (7) Form of Instrument Establishing and Designating Additional Series of Shares, dated February 24, 2000, is incorporated herein by reference to Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 29, 2000.

   (8) Amendment dated June 18, 2001 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (9) Amendment dated April 19, 2002 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

  (10) Form of Amendment dated May 1, 2003 to the Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(b) Amended and Restated By-laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b)(10) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(c)       Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc., filed herein.

   (2) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated March 2, 1998, is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 26, 1999.

   (3) Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(e) Amended and Restated Participation Agreement, dated October 23, 2003, among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(f)       Not Applicable.

(g)(1) Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

   (2) Custody Agreement between J.P. Morgan Chase (formerly The Chase Manhattan Bank) and the Registrant is incorporated herein by reference to Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

   (3) Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 22, 1996.

   (4) Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (5) Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

   (6) Foreign Custody Manager Agreement between J.P. Morgan Chase (formerly The Chase Manhattan Bank) and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is filed herein.

   (2) Administration Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is filed herein.

   (3) Shareholder Service Agreement, dated October 23, 2003, between Morgan Stanley Distributors Inc. and Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(i)(1) Opinion and Consent of Clifford Chance US LLP, to be filed by further amendment.

   (2) Opinion of Dechert LLP, Massachusetts Counsel, to be filed by further amendment.

(j) Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k)       Not Applicable.

(l)       Not Applicable.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 31, 2003, is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(n) Multiple Class Plan pursuant to Rule 18f-3, dated May 1, 2000, is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 30, 2001.

(o)       Not Applicable.

(p)(1)    Code of Ethics of Morgan Stanley Investment Management, filed herein.

(p)(2) Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(q)       Power of Attorney of Trustees, dated January 27, 2005.

Other Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on October 6, 1994.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

     NAME AND POSITION WITH           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS      INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------    ---------------------------------------------------------------
Mitchell M. Merin                     President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer    Investment Management; Chairman and Director of Morgan Stanley
and Director                          Distributors; Chairman and Director of Morgan Stanley Trust;
                                      President, Chief Executive Officer and Director of Morgan
                                      Stanley Services; President of the Morgan Stanley Retail Funds
                                      and the Institutional Funds; Director of Morgan Stanley
                                      Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                      the Van Kampen Open-End Funds; President and Chief Executive
                                      Officer of the Van Kampen Closed-End Funds.

Barry Fink                            Managing Director and General Counsel of Morgan Stanley
Managing Director,                    Investment Management; Managing Director and Director of Morgan
and Director                          Stanley Services; Managing Director, Secretary, and Director of
                                      Morgan Stanley Distributors; Vice President of the Morgan
                                      Stanley Funds.

Joseph J. McAlinden                   Chief Investment Officer and Managing Director of Morgan
Managing Director and                 Stanley Investment Management Inc.; Director of Morgan Stanley
Chief Investment Officer              Trust.

Ronald E. Robison                     Principal Executive Officer-Office of the Fund; Managing
Managing Director, Chief              Director, Chief Administrative Officer and Director of Morgan
Administrative Officer and            Stanley Services; Chief Executive Officer and Director of
Director                              Morgan Stanley Trust; Managing Director of Morgan Stanley
                                      Distributors; Executive Vice President and Principal Executive
                                      Officer of the Morgan Stanley Funds; Director of Morgan Stanley
                                      SICAV.

P. Dominic Caldecott                  Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                     and Morgan Stanley Dean Witter Investment Management Limited;
                                      Vice President and Investment Manager of Morgan Stanley & Co.
                                      International.

Rajesh K. Gupta                       Managing Director and Chief Administrative Officer-Investments
Managing Director and                 of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                     President and Chief Executive Officer of Morgan Stanley
Executive Director                    Distributors.

Francis J. Smith                      Executive Director of Morgan Stanley Services; Vice President
Executive Director                    and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equally-Weighted S&P 500 Fund

(20) Morgan Stanley European Equity Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Limited Duration Fund

(40) Morgan Stanley Limited Duration U.S. Treasury Trust

(41) Morgan Stanley Limited Term Municipal Trust

(42) Morgan Stanley Liquid Asset Fund Inc.

(43) Morgan Stanley Mid-Cap Value Fund

(44) Morgan Stanley Nasdaq-100 Index Fund

(45) Morgan Stanley Natural Resource Development Securities Inc.

(46) Morgan Stanley New York Municipal Money Market Trust

(47) Morgan Stanley New York Tax-Free Income Fund

(48) Morgan Stanley Pacific Growth Fund Inc.

(49) Morgan Stanley Prime Income Trust

(50) Morgan Stanley Quality Income Trust

(51) Morgan Stanley Real Estate Fund

(52) Morgan Stanley S&P 500 Index Fund

(53) Morgan Stanley Select Dimensions Investment Series

(54) Morgan Stanley Small-Mid Special Value Fund

(55) Morgan Stanley Special Growth Fund

(56) Morgan Stanley Special Value Fund

(57) Morgan Stanley Strategist Fund

(58) Morgan Stanley Tax-Exempt Securities Trust

(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund

(61) Morgan Stanley Total Return Trust

(62) Morgan Stanley U.S. Government Money Market Trust

(63) Morgan Stanley U.S. Government Securities Trust

(64) Morgan Stanley Utilities Fund

(65) Morgan Stanley Value Fund

(66) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                        -------------------------------------------
Fred Gonfiantini            Executive Director and Financial Operations
                             Principal of Morgan Stanley Distributors


(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Adviser and Administrator at their offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 16th day of February, 2005.

                                     MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
                                     SERIES

                                      By:            /s/ AMY R. DOBERMAN
                                         ---------------------------------------
                                                     Amy R. Doberman
                                                     VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURES                                          TITLE                    DATE
                   ----------                                          -----                    ----
(1) Principal Executive Officer                           Executive Vice President and
                                                          Principal Executive Officer


By:                /s/ RONALD E. ROBISON
    --------------------------------------------------
                   Ronald E. Robison                                                          02/16/05

(2) Principal Financial Officer                           Chief Financial Officer

By:                 /s/ FRANCIS J. SMITH
   ---------------------------------------------------
                     Francis J. Smith                                                         02/16/05


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By:                  /s/ BARRY FINK
    --------------------------------------------------
                      Barry Fink                                                              02/16/05
                      Attorney-in-Fact


    Michael Bozic
    Edwin J. Garn
    Wayne E. Hedien
    Manuel H. Johnson
    Joseph J. Kearns
    Michael E. Nugent
    Fergus Reid


By:               /s/ CARL FRISCHLING
    --------------------------------------------------
                Carl Frischling                                                               02/16/05
                Attorney-in-Fact

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                                  EXHIBIT INDEX


(d)(1)    --  Amended and Restated Investment Advisory Agreement, dated
              November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc.

(h)(1)    --  Amended and Restated Transfer Agency and Service Agreement
              between the Registrant and Morgan Stanley Trust, dated November 1, 2004.

   (2)    --  Administration Agreement, dated November 1, 2004, between Morgan
              Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

(p)(1)    --  Codes of Ethics of Morgan Stanley Investment Management.

(q)       --  Power of Attorney of Trustees, dated January 27, 2005.